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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07816

PCM Fund, Inc.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, New York	10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna – 1345 Avenue of the Americas New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: December 31, 2010

Date of reporting period: September 30, 2010

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b 1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507

Item 1.	Schedule of Investments

PCM Fund, Inc. Schedule of Investments

September 30, 2010 (unaudited)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value*
MORTGAGE-BACKED SECURITIES—123.9%
$603	Adjustable Rate Mortgage Trust, 3.042%, 1/25/36, CMO, VRN	Caa3/CCC	$406,199
	American Home Mortgage Assets, CMO, FRN,
486	0.466%, 10/25/46	Caa3/BBB	248,611
682	1.29%, 11/25/46	Caa1/CCC	329,582
	Banc of America Alternative Loan Trust, CMO,
821	5.841%, 4/25/37, VRN	Caa1/NR	586,599
401	6.25%, 1/25/37	Ca/NR	130,383
	Banc of America Commercial Mortgage, Inc., CMO,
2,000	5.414%, 9/10/47 (h)	Aaa/AAA	2,134,485
2,500	7.224%, 4/15/36, VRN	A1/NR	2,495,556
230	8.053%, 11/15/31, VRN (h)	Aaa/AAA	229,507
	Banc of America Funding Corp., CMO,
1,204	3.205%, 12/20/34, VRN	NR/A-	835,845
443	5.688%, 3/20/36, FRN	Caa1/BB	379,472
1,165	7.00%, 10/25/37	NR/CCC	878,161
822	Banc of America Mortgage Securities, Inc., 5.059%, 6/25/35, CMO, FRN	B3/NR	738,846
1,000	BCRR Trust, 5.858%, 7/17/40, CMO, VRN (a)(c)	Aa2/NR	874,320
	Bear Stearns Adjustable Rate Mortgage Trust, CMO, FRN,
2,000	3.063%, 10/25/35	NR/BB	1,705,119
499	4.784%, 5/25/34 (h)	A2/A+	491,487
	Bear Stearns Alt-A Trust, CMO,
395	3.509%, 9/25/34, VRN	A2/AAA	324,271
1,925	5.255%, 8/25/36, VRN	Caa3/D	1,057,972
327	5.382%, 7/25/35, FRN	Caa3/CCC	226,419
717	5.404%, 5/25/36, VRN	Ca/CC	437,296
850	6.160%, 8/25/36, VRN	Caa3/CCC	554,847
291	Bear Stearns Asset Backed Securities Trust, 5.50%, 12/25/35, CMO	Caa1/D	253,796
	Bear Stearns Commercial Mortgage Securities, CMO,
3,000	5.694%, 6/11/50, VRN (h)	NR/A+	3,243,447
1,300	5.808%, 3/13/40, VRN (a)(c)	NR/BBB	1,089,371
2,000	5.907%, 6/11/40, VRN (h)	Aaa/NR	2,174,946
1,000	5.982%, 5/11/39, VRN (a)(c)	NR/BBB+	897,542
1,332	6.50%, 2/15/32	NR/D	1,112,107
1,690	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39, CMO (a)(c)	C/BB-	893,326
800	Chase Mortgage Finance Corp., 6.00%, 3/25/37, CMO	Caa3/CCC	707,820
2,500	Citigroup Commercial Mortgage Trust, 5.887%, 12/10/49, CMO, VRN (h)	Aaa/AA	2,680,781
	Citigroup Mortgage Loan Trust, Inc., CMO, VRN,
708	3.044%, 8/25/35	Ba2/NR	515,356
906	5.214%, 9/25/35	NR/CCC	811,975
898	5.548%, 11/25/36	NR/CCC	692,085
4,012	Citigroup/Deutsche Bank Commercial Mortgage Trust,
	5.322%, 12/11/49, CMO (h)	Aaa/A-	4,165,094
291	Citimortgage Alternative Loan Trust, 5.50%, 4/25/22, CMO	B3/NR	260,003
3,000	Commercial Capital Access One, Inc., 7.876%, 11/15/28, CMO, VRN (a)(c)	NR/NR	1,140,994
	Commercial Mortgage Pass Through Certificates, CMO (a)(c),
1,500	6.586%, 7/16/34 (h)	Aaa/AAA	1,645,568
2,893	6.83%, 2/16/34, VRN (h)	Aaa/NR	2,923,891
1,500	6.938%, 7/16/34, VRN	Aa2/A+	1,607,395
	Countrywide Alternative Loan Trust, CMO,
1,921	0.436%, 6/25/47, FRN	Caa1/CCC	1,073,020
564	0.536%, 2/25/37, FRN	Caa2/CCC	325,259

PCM Fund, Inc. Schedule of Investments

September 30, 2010 (unaudited)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value*
$430	0.546%, 2/25/36, FRN	C/CC	$124,656
374	6.00%, 11/25/35	Caa3/CCC	306,297
1,332	Countrywide Home Loan Mortgage Pass Through Trust,
	6.00%, 5/25/37, CMO	Caa2/NR	1,025,265
	Credit Suisse First Boston Mortgage Securities Corp., CMO,
22,290	1.607%, 12/15/35, IO, VRN (a)(c)(h)	NR/AAA	526,851
3,000	6.574%, 12/15/35 (h)	Aaa/AAA	3,147,629
170	7.00%, 2/25/33	Aaa/AAA	178,460
2,000	7.46%, 1/17/35, VRN	NR/NR	2,213,562
	Credit Suisse Mortgage Capital Certificates, CMO,
5,000	5.467%, 9/15/39 (h)	Aaa/AAA	5,270,384
448	5.896%, 4/25/36	Caa1/CCC	311,917
362	6.50%, 5/25/36	Caa2/D	227,516
1,925	CW Capital Cobalt Ltd., 5.223%, 8/15/48, CMO (h)	NR/AA-	1,974,886
3,509	FFCA Secured Lending Corp., 1.130%, 9/18/27, CMO, IO, VRN (a)(c)	Aaa/NR	61,554
379	First Horizon Alternative Mortgage Securities,
	2.375%, 8/25/35, CMO, FRN	C/CCC	95,482
352	First Horizon Asset Securities, Inc., 2.875%, 4/25/35, CMO, FRN	Baa2/AAA	333,357
2,000	First Union-Lehman Brothers-Bank of America, 6.778%, 11/18/35, CMO (h)	Aaa/AAA	2,123,808
	GMAC Commercial Mortgage Securities, Inc., CMO (a)(c),
2,000	6.50%, 5/15/35 (h)	NR/BBB	2,096,238
1,500	7.114%, 5/15/30, VRN	NR/NR	1,050,187
1,500	8.247%, 9/15/35, VRN	NR/NR	1,490,658
	Greenwich Capital Commercial Funding Corp., CMO,
1,500	5.419%, 1/5/36, VRN (a)(c)	A2/A+	1,488,772
2,000	5.444%, 3/10/39 (h)	Aaa/A	2,111,596
	GS Mortgage Securities Corp. II, CMO,
15,000	1.724%, 8/10/43, IO, VRN (a)(c)(e)	Aaa/NR	1,366,928
5,750	5.56%, 11/10/39 (h)	Aaa/NR	6,133,818
3,480	7.644%, 8/5/18, VRN (a)(c)	Baa2/NR	2,950,252
1,001	Harborview Mortgage Loan Trust, 5.887%, 6/19/36, CMO, VRN	Caa3/D	600,837
286	Indymac Index Mortgage Loan Trust, 0.656%, 11/25/34, CMO, FRN	Ba1/BB	188,401
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
9,206	1.502%, 3/12/39, IO, VRN (a)(c)(h)	Aaa/NR	242,727
2,000	5.721%, 3/18/51, VRN (a)(c)	Aa3/NR	1,831,723
1,195	5.794%, 2/12/51, VRN	Aaa/A+	1,287,763
1,400	5.932%, 2/12/49, VRN	Aaa/A+	1,536,884
2,000	6.162%, 5/12/34 (h)	Aaa/NR	2,114,307
1,150	6.188%, 2/15/51, VRN	Aaa/A-	1,223,523
	JPMorgan Mortgage Trust, CMO,
608	2.973%, 7/25/35, FRN	B1/B+	557,594
582	5.121%, 10/25/35, VRN	B1/NR	572,793
950	LB Commercial Conduit Mortgage Trust, 6.152%, 7/15/44, CMO, VRN	Aaa/A	1,001,229
	LB-UBS Commercial Mortgage Trust, CMO,
1,278	5.347%, 11/15/38 (h)	NR/AAA	1,369,428
1,500	5.683%, 7/15/35 (a)(c)	Ba1/BBB-	1,316,955
1,572	6.95%, 3/15/34, VRN (a)(c)	A1/A	1,629,079
1,921	Lehman Mortgage Trust, 6.00%, 5/25/37, CMO	NR/D	1,265,018
1,814	Luminent Mortgage Trust, 0.426%, 12/25/36, CMO, FRN	B2/B+	1,150,722
2,000	MASTR Asset Securitization Trust, 6.00%, 6/25/36, CMO, FRN	Caa2/CCC	1,723,100
1,500	Merrill Lynch Mortgage Investors, Inc., 7.071%, 12/15/30, CMO, VRN	Aaa/AA+	1,659,057
	Merrill Lynch/Countrywide Commercial Mortgage Trust, CMO (h),
1,500	5.485%, 3/12/51, VRN	Aaa/NR	1,508,003

PCM Fund, Inc. Schedule of Investments

September 30, 2010 (unaudited)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value*
$2,300	5.70%, 9/12/49	NR/A+	$2,413,503
	MLCC Mortgage Investors, Inc., CMO, FRN,
609	0.466%, 7/25/30	A2/AAA	433,986
187	0.506%, 11/25/35	B1/BBB	168,636
654	0.506%, 11/25/35	B3/BBB	560,356
501	0.586%, 11/25/29	Aaa/AAA	439,603
	Morgan Stanley Capital I, CMO,
2,000	5.447%, 2/12/44, VRN	Aaa/A	2,089,754
315	5.692%, 4/15/49, VRN	Aa2/A-	327,581
558	5.809%, 12/12/49	NR/A+	591,201
	Morgan Stanley Mortgage Loan Trust, CMO,
775	3.306%, 1/25/35, VRN	NR/CCC	98,245
1,000	6.00%, 8/25/37	NR/CCC	905,120
1,589	Nationslink Funding Corp., 7.105%, 8/20/30, CMO, VRN (a)(c)	NR/BBB+	1,716,925
	Ocwen Residential MBS Corp., CMO, VRN (a)(c),
132	6.848%, 6/25/39 (d)	NR/NR	2,449
2,000	7.00%, 10/25/40 (e)	C/NR	229,326
	RBSCF Trust, CMO, VRN (a)(c),
1,000	5.223%, 8/16/48	NR/NR	923,930
1,000	5.331%, 2/26/44 (e)	NR/NR	911,703
1,000	5.336%, 5/16/47	NR/NR	976,399
2,744	6.068%, 2/17/51	NR/NR	2,403,990
	Residential Accredit Loans, Inc., CMO,
948	5.893%, 1/25/36, VRN	Caa2/D	530,471
746	6.00%, 8/25/35	NR/CCC	626,114
776	6.50%, 9/25/37	NR/CC	516,303
602	Residential Asset Securitization Trust, 6.00%, 3/25/37, CMO	NR/D	424,652
	RMF Commercial Mortgage Pass Through Certificates, CMO (a)(c),
224	7.471%, 1/15/19	NR/NR	164,973
265	9.350%, 1/15/19, VRN	NR/NR	83,347
311	Sequoia Mortgage Trust, 0.457%, 7/20/36, CMO, FRN	B1/BBB+	257,884
	Structured Adjustable Rate Mortgage Loan Trust, CMO,
500	5.537%, 9/25/36, FRN	NR/CCC	381,758
1,420	5.798%, 11/25/36, VRN	NR/CC	1,100,351
1,655	5.826%, 4/25/36, VRN	NR/CC	1,257,314
911	5.888%, 1/25/36, VRN	NR/CCC	675,107
1,901	Structured Asset Mortgage Investments, Inc.,
	0.466%, 8/25/36, CMO, FRN	Caa1/CCC	1,192,770
445	Structured Asset Securities Corp., 5.00%, 5/25/35, CMO	B2/A	404,526
399	TBW Mortgage Backed Pass Through Certificates, 6.00%, 7/25/36, CMO	NR/D	250,088
1,500	TIAA Retail Commercial Trust, 5.77%, 6/19/33, CMO (a)(b)(c)(i) (acquisition cost-$1,559,473; purchased 9/23/10)	NR/BB+	1,601,949
3,000	TrizecHahn Office Properties, 7.604%, 5/15/16, CMO (a)(c)	Baa1/A	2,978,513
	Wachovia Bank Commercial Mortgage Trust, CMO,
41,948	0.503%, 10/15/41, IO, VRN (a)(c)(h)	Aaa/AAA	801,672
1,010	1.257%, 9/15/21, FRN (a)(c)	B1/CCC-	840,844
2,500	5.188%, 2/15/41, VRN (a)(c)	Baa2/BBB	2,207,340
1,000	5.509%, 4/15/47	Aaa/BBB+	995,383
5,044	5.605%, 2/15/35, VRN (a)(c)(h)	NR/AA-	5,001,041
1,825	6.102%, 2/15/51, VRN (h)	Aaa/BBB	1,884,147
1,161	WaMu Mortgage Pass Through Certificates, 5.424%, 12/25/36, CMO, VRN	NR/CCC	871,232
271	Wells Fargo Alternative Loan Trust, 5.50%, 7/25/22, CMO	NR/CC	239,684

PCM Fund, Inc. Schedule of Investments

September 30, 2010 (unaudited)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value*
$900	Wells Fargo Mortgage Backed Securities Trust,
	5.781%, 10/25/36, CMO, VRN	Caa1/NR	$805,724

	Total Mortgage-Backed Securities (cost—$137,100,897)		143,953,863

CORPORATE BONDS & NOTES—45.5%
Airlines—7.1%
4,706	American Airlines Pass Through Trust, 6.817%, 11/23/12 (h)	B2/BB-	4,800,120
473	Northwest Airlines, Inc., 1.095%, 5/20/14, FRN (MBIA)(h)	Baa2/BBB-	446,265
	United Air Lines Pass Through Trust (h),
869	6.636%, 1/2/24	Baa2/BB+	866,673
952	9.75%, 1/15/17	Baa2/BBB+	1,049,278
975	10.40%, 5/1/18	Baa2/BBB+	1,086,594

			8,248,930

Automotive—0.7%
750	Tenneco, Inc., 8.625%, 11/15/14 (h)	Caa1/CCC+	772,500

Banking—4.8%
1,000	American Express Bank FSB, 0.386%, 5/29/12, FRN (h)	A2/BBB+	991,161
2,200	Discover Bank, 7.00%, 4/15/20 (h)	Ba1/BBB-	2,397,496
2,000	Regions Financial Corp., 7.75%, 11/10/14 (h)	Baa3/BBB-	2,169,108

			5,557,765

Electric—0.2%
250	Dynegy Holdings, Inc., 7.125%, 5/15/18	B3/B-	171,875

Energy—0.9%
950	Consol Energy, Inc., 8.00%, 4/1/17 (a)(c)(h)	B1/BB	1,033,125

Financial Services—16.1%
	Ally Financial, Inc.,
10	5.90%, 1/15/19	B3/B	8,647
20	6.00%, 2/15/19	B3/B	17,412
106	6.00%, 3/15/19	B3/B	92,329
30	6.15%, 3/15/16	B3/B	28,054
20	6.30%, 8/15/19	B3/B	17,831
16	6.50%, 10/15/16	B3/B	15,100
23	6.65%, 6/15/18	B3/B	21,424
25	6.70%, 6/15/18	B3/B	23,358
19	6.75%, 8/15/16	B3/B	18,172
12	6.75%, 6/15/17	B3/B	11,556
18	6.75%, 9/15/18	B3/B	16,677
35	6.75%, 10/15/18	B3/B	32,353
2	6.80%, 10/15/18	B3/B	1,856
12	6.85%, 4/15/16	B3/B	11,569
174	6.90%, 8/15/18	B3/B	163,347
30	7.00%, 6/15/17	B3/B	29,288
3	7.00%, 2/15/18	B3/B	2,894
100	7.00%, 3/15/18	B3/B	96,140
5	7.00%, 5/15/18	B3/B	4,719
55	7.00%, 8/15/18	B3/B	51,949
14	7.05%, 3/15/18	B3/B	13,499

PCM Fund, Inc. Schedule of Investments

September 30, 2010 (unaudited)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value*
Financial Services (continued)
$32	7.05%, 4/15/18	B3/B	$30,754
100	7.125%, 8/15/12	B3/B	99,561
6	7.15%, 9/15/18	B3/B	5,698
60	7.20%, 10/15/17	B3/B	59,273
5	7.25%, 9/15/17	B3/B	4,934
38	7.25%, 4/15/18	B3/B	36,936
60	7.25%, 8/15/18	B3/B	57,518
30	7.25%, 9/15/18	B3/B	28,663
195	7.30%, 12/15/17	B3/B	192,506
102	7.30%, 1/15/18	B3/B	100,384
76	7.35%, 4/15/18	B3/B	74,318
20	7.375%, 11/15/16	B3/B	19,804
36	7.40%, 12/15/17	B3/B	35,725
14	7.50%, 8/15/17	B3/B	13,745
12	7.50%, 11/15/17	B3/B	11,991
8	7.75%, 10/15/17	B3/B	8,015
19	8.00%, 10/15/17	B3/B	19,040
18	8.00%, 11/15/17	B3/B	18,038
5	8.20%, 3/15/17	B3/B	5,036
2,000	8.30%, 2/12/15 (a)(c)(h)	B3/B	2,185,000
322	9.00%, 7/15/20 (h)	B3/B	324,264
900	American General Finance Corp., 0.542%, 12/15/11, FRN (h)	B3/B	838,592
1,000	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(c)(h)	Baa3/BBB	1,051,528
	CIT Group, Inc.,
183	7.00%, 5/1/13	B3/B+	185,240
275	7.00%, 5/1/14 (h)	B3/B+	275,797
275	7.00%, 5/1/15	B3/B+	274,421
459	7.00%, 5/1/16 (h)	B3/B+	453,930
642	7.00%, 5/1/17 (h)	B3/B+	631,492
	Ford Motor Credit Co. LLC (h),
1,000	6.625%, 8/15/17	Ba3/B+	1,066,982
2,000	7.25%, 10/25/11	Ba3/B+	2,100,026
500	8.00%, 12/15/16	Ba3/B+	566,108
500	General Electric Capital Corp., 0.413%, 6/12/12, FRN	Aa2/AA+	492,675
1,600	International Lease Finance Corp., 7.125%, 9/1/18 (a)(c)(h)	Ba3/BBB-	1,732,000
1,000	Merrill Lynch & Co., Inc., 0.986%, 1/15/15, FRN (h)	A2/A	948,339
1,200	Morgan Stanley, 1.006%, 10/15/15, FRN (h)	A2/A	1,102,007
	SLM Corp. (h),
1,000	0.728%, 10/25/11, FRN	Ba1/BBB-	954,379
1,000	8.00%, 3/25/20	Ba1/BBB-	993,820
1,100	8.45%, 6/15/18	Ba1/BBB-	1,112,500

			18,789,213

Hotels/Gaming—1.0%
1,100	MGM Resorts International, 9.00%, 3/15/20 (a)(c)(h)	B1/B	1,163,250

Insurance—6.5%
	American International Group, Inc. (h),
2,000	4.25%, 5/15/13	A3/A-	2,075,000
500	5.45%, 5/18/17	A3/A-	511,250
3,500	5.85%, 1/16/18	A3/A-	3,640,000

PCM Fund, Inc. Schedule of Investments

September 30, 2010 (unaudited)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value*
Insurance (continued)
$1,350	6.25%, 5/1/36	A3/A-	$1,316,250

			7,542,500

Oil & Gas—2.6%
	Anadarko Petroleum Corp.,
200	6.20%, 3/15/40	Ba1/BBB-	195,625
1,000	6.375%, 9/15/17 (h)	Ba1/BBB-	1,103,541
1,400	6.45%, 9/15/36 (h)	Ba1/BBB-	1,406,084
285	Global Geophysical Services, Inc., 10.50%, 5/1/17 (a)(c)	B3/B	291,413

			2,996,663

Paper/Paper Products—0.9%
1,000	Weyerhaeuser Co., 7.375%, 3/15/32 (h)	Ba1/BBB-	1,021,159

Real Estate Investment Trust—1.7%
2,000	Reckson Operating Partnership L.P., 7.75%, 3/15/20 (a)(c)(h)	Ba2/BB+	2,025,990

Retail—2.6%
	CVS Pass Through Trust (h),
1,763	5.88%, 1/10/28	Baa2/NR	1,866,552
989	7.507%, 1/10/32 (a)(c)	Baa2/BBB+	1,163,898

			3,030,450

Utilities—0.4%
500	Energy Future Holdings Corp., 10.00%, 1/15/20 (a)(c)	Caa3/B+	498,821

	Total Corporate Bonds & Notes (cost—$47,118,502)		52,852,241

ASSET-BACKED SECURITIES—7.6%
1,000	Advanta Business Card Master Trust, 0.507%, 6/20/14, FRN	Ca/CCC-	846,303
207	Ameriquest Mortgage Securities, Inc., 5.881%, 2/25/33, FRN	Ca/D	16,651
158	Asset Backed Securities Corp. Home Equity, 3.008%, 6/21/29, FRN	Caa1/NR	27,984
689	Bayview Financial Acquisition Trust, 0.536%, 12/28/36, FRN	Baa1/BB	483,995
	Bear Stearns Asset Backed Securities Trust,
124	0.636%, 6/25/36, FRN	NR/BB	93,468
1,043	3.504%, 7/25/36, VRN	NR/CCC	686,196
52	CDC Mortgage Capital Trust, 5.356%, 3/25/33, FRN	C/D	1,063
1,000	CWALT, Inc., 5.467%, 9/15/39 (a)(c)(e)	NR/NR	906,873
1,214	Denver Arena Trust, 6.94%, 11/15/19 (a)(c)	NR/NR	1,109,216
599	EMC Mortgage Loan Trust, 0.906%, 2/25/41, FRN (a)(c)	NR/NR	504,133
376	GE Mortgage Services LLC, 6.705%, 4/25/29, VRN	NR/NR	352,697
259	GSAA Trust, 0.526%, 6/25/35, FRN	B2/AA+	198,303
73	Keystone Owner Trust, 9.00%, 1/25/29 (a)(c)	Caa1/NR	67,215
940	Lehman XS Trust, 5.42%, 11/25/35	A3/AAA	716,657
2,455	Merrill Lynch First Franklin Mortgage Loan Trust, 0.496%, 5/25/37, FRN	Ca/CCC	1,177,535
943	Oakwood Mortgage Investors, Inc., 6.89%, 11/15/32, VRN	C/D	280,202
101	Residential Asset Mortgage Products, Inc., 0.626%, 9/25/32, FRN	Baa3/CCC	62,410
91	Southern Pacific Secured Asset Corp., 0.596%, 7/25/29, FRN	B3/BB+	45,634
68	Structured Asset Investment Loan Trust, 4.756%, 10/25/33, FRN	Caa2/CC	4,596
1,000	UCFC Manufactured Housing Contract, 7.90%, 1/15/28, VRN	Ca/NR	1,170,003
1,856	UPS Capital Business Credit, 6.007%, 4/15/26, FRN	C/NR	75,404

	Total Asset-Backed Securities (cost—$9,991,224)		8,826,538

PCM Fund, Inc. Schedule of Investments

September 30, 2010 (unaudited)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value*
MUNICIPAL BONDS & NOTES—2.0%
Arkansas—0.6%
$865	Little Rock Municipal Property Owners Multipurpose Improvement Dist. No. 10, Special Tax, Capital Improvement Projects, 7.20%, 3/1/32, Ser. B	NR/NR	$662,287

Iowa—0.3%
295	Dickinson Cnty. Rev., Spirit Lake, 7.75%, 12/1/12, Ser. B	NR/NR	314,774

Virginia—0.5%
565	Lexington Industrial Dev. Auth. Rev., 8.00%, 1/1/15, Ser. C	NR/NR	549,027

West Virginia—0.6%
950	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	Baa3/BBB	737,913

	Total Municipal Bonds & Notes (cost—$2,608,557)		2,264,001

Shares
COMMON STOCK—0.0%
Oil, Gas & Consumable Fuels—0.0%
1,294	SemGroup Corp., Class A (g) (cost—$33,638)		30,080

Principal Amount (000s)
U.S. GOVERNMENT AGENCY SECURITIES—0.0%
$15	Federal Housing Administration, 8.36%, 1/1/12 (e) (cost—$15,141)	Aaa/AAA	15,253

Shares
WARRANTS—0.0%
Oil, Gas & Consumable Fuels—0.0%
1,362	SemGroup Corp., expires 11/30/14 (e)(g) (cost—$6,128)		7,235

SHORT-TERM INVESTMENTS—6.0%

Principal Amount (000s)
Corporate Notes (h)—4.2%
Financial Services—3.7%
$2,000	Ford Motor Credit Co. LLC, 9.875%, 8/10/11	Ba3/B+	2,118,776
2,200	International Lease Finance Corp., 4.95%, 2/1/11	B1/BB+	2,211,000

			4,329,776

Insurance—0.5%
600	American International Group, Inc., 4.70%, 10/1/10	A3/A-	600,000

	Total Corporate Notes (cost—$4,707,812)		4,929,776

U.S. Treasury Bills (f)—0.7%
820	0.104%-0.189%, 10/14/10-1/13/11 (cost—$819,898)		819,924

Asset-Backed Securities (b)(e)—0.1%
131	PPM America High Yield CBO Ltd., 1.609%, 6/1/11 (cost—$113,899)	NR/NR	55,785

U.S. Government Agency Securities (f)—0.0%
4	Freddie Mac, 0.326%, 2/1/11, FRN (cost—$4,000)	Aaa/AAA	4,000

PCM Fund, Inc. Schedule of Investments

September 30, 2010 (unaudited)

Principal Amount (000s)		Value*
Repurchase Agreement—1.0%
$1,200	Credit Suisse Securities (USA) LLC, dated 9/30/10, 0.2%, due 10/1/10, proceeds $1,200,007; collateralized by U.S. Treasury Notes, 0.375%, due 9/30/12, valued at $1,227,092, including accrued interest (cost—$1,200,000)	$1,200,000

	Total Short-Term Investments (cost—$6,845,609)	7,009,485

	Total Investments (cost—$203,719,696)—185.0%	214,958,696
	Liabilities in excess of other assets—(85.0%)	(98,772,935)

	Net Assets—100%	$116,185,761

At September 30, 2010 the cost basis of investments for federal income tax is $203,719,703. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $21,448,071; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $10,209,078; and net unrealized appreciation for federal income tax purposes is $11,238,993.

The difference between book and tax appreciation is primary attributable to wash sales.

Notes to Schedule of Investments:

*	Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $61,701,194, representing 53.1% of net assets.

(b)	Illiquid.

(c)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	In default.

(e)	Fair-Valued—Securities with an aggregate value of $3,493,103, representing 3.0% of net assets.

(f)	All or partial amount segregated for the benefit of the counterparty as collateral for swaps.

(g)	Non-income producing.

(h)	All or partial amount segregated for the benefit of the counterparty as collateral for reverse repurchase agreements.

(i)	Restricted. The aggregate acquisition cost of such securities is $1,559,473. The aggregate market value is $1,601,949, representing 1.4% of net assets.

Glossary:

CMO—Collateralized Mortgage Obligation

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on September 30, 2010.

IO—Interest Only

MBIA—insured by Municipal Bond Investors Assurance

NR—Not Rated

VRN—Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on September 30, 2010.

Other Investments:

(A) Credit default swap agreements:

Buy protection swap agreements outstanding at September 30, 2010 (1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000s) (4)	Credit Spread (3)	Termination Date	Payments Made	Market Value (5)	Upfront Premiums Received	Unrealized Depreciation
Bank of America:
American International Group	$3,500	2.39%	3/20/18	(5.00)%	$(570,950)	$(344,739)	$(226,211)

Sell protection swap agreements outstanding at September 30, 2010 (2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000s) (4)	Credit Spread (3)	Termination Date	Payments Received	Market Value (5)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Bank of America:
MetLife	$3,500	2.18%	9/20/15	1.00%	$(187,880)	$(235,194)	$47,314
Citigroup:
SLM	1,000	4.57%	12/20/13	5.00%	13,873	(157,500)	171,373
Deutsche Bank:
American International Group	2,000	1.64%	3/20/13	2.10%	23,584	—	23,584
SLM	1,000	4.57%	12/20/13	5.00%	13,873	(122,500)	136,373
SLM	3,000	5.47%	3/20/19	5.35%	(15,828)	—	(15,828)
Merrill Lynch:
SLM	700	4.57%	12/20/13	5.00%	9,711	(98,000)	107,711

					$(142,667)	$(613,194)	$470,527

(1) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4) The maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at September 30, 2010 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(b) Open reverse repurchase agreements at September 30, 2010:

Counterparty	Rate	Trade Date	Maturity Date	Principal &Interest	Principal
Bank of America	0.45%	9/10/10	10/12/10	$3,489,791	$3,488,875
	0.45%	9/16/10	10/18/10	1,051,136	1,050,939
	0.45%	9/23/10	10/22/10	1,036,792	1,036,688
	0.45%	9/28/10	10/26/10	1,628,361	1,628,300
	0.65%	9/16/10	10/18/10	4,839,091	4,837,781
	0.86%	9/8/10	10/7/10	1,659,912	1,659,000
	0.86%	9/10/10	10/12/10	1,345,675	1,345,000
	0.86%	9/16/10	10/18/10	2,990,072	2,989,001
	0.86%	9/23/10	10/22/10	4,217,806	4,217,000
	0.91%	9/13/10	11/10/10	1,456,662	1,456,000
Barclays Bank	0.50%	9/7/10	10/1/10	573,191	573,000
	0.50%	9/7/10	10/5/10	6,932,310	6,930,000
	0.50%	9/13/10	10/12/10	2,409,602	2,409,000
	0.50%	9/17/10	10/19/10	611,119	611,000
	0.70%	9/7/10	10/5/10	1,888,881	1,888,000
	0.70%	9/13/10	10/12/10	1,818,636	1,818,000
	0.70%	9/15/10	10/15/10	892,278	892,000
	0.70%	9/17/10	10/12/10	978,266	978,000
	0.70%	9/17/10	10/19/10	3,161,861	3,161,000
	0.70%	9/27/10	10/25/10	3,245,252	3,245,000
	0.70%	9/28/10	10/26/10	1,942,113	1,942,000
	0.86%	9/7/10	10/5/10	5,633,220	5,630,000
	1.11%	9/7/10	10/5/10	720,532	720,000
Credit Suisse First Boston	0.50%	9/27/10	10/25/10	1,756,098	1,756,000
	0.60%	9/13/10	10/14/10	2,623,787	2,623,000
	0.65%	9/17/10	10/19/10	2,658,672	2,658,000
	0.65%	9/24/10	10/25/10	789,100	789,000
	0.70%	9/7/10	10/6/10	1,035,483	1,035,000
Greenwich	0.50%	9/23/10	10/22/10	1,183,131	1,183,000
	0.86%	9/10/10	10/12/10	1,764,882	1,764,000
	0.86%	9/13/10	10/14/10	11,192,794	11,188,000
	0.87%	9/20/10	11/19/10	10,440,788	10,438,000
	1.06%	9/28/10	10/27/10	962,085	962,000
	1.07%	9/20/10	11/19/10	2,416,793	2,416,000
JPMorgan Chase	0.65%	9/23/10	10/7/10	2,293,331	2,293,000
Morgan Stanley	0.87%	9/3/10	10/5/10	1,506,018	1,505,000
	0.88%	9/20/10	10/19/10	2,604,700	2,604,000
	0.98%	9/10/10	10/12/10	1,882,075	1,881,000

					$99,600,584

The weighted average daily balance of reverse repurchase agreements outstanding during the nine months ended September 30, 2010 was $86,044,521 at a weighted average interest rate of 0.79%. The total market value of underlying collateral (refer to the Schedule of Investments for positions segregated for the benefit of the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements at September 30, 2010 was $110,905,919.

At September 30, 2010, the Fund held $250,459 and $353,000 in principal value of U.S. Government Agency securities and U.S. Treasury Obligations, respectively, and $805,000 in cash as collateral for reverse repurchase agreements outstanding. Cash collateral received may be invested in accordance with the Fund’s investment strategy. Collateral received in the form of securities will not be pledged.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the nine months ended September 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized multi-dimensional relational pricing model and option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of Government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Municipal Bonds – Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the call ability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds – Corporate bonds are generally comprised of two main categories consisting of investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and options adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations – Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at September 30, 2010 in valuing the Fund’s assets and liabilities is listed below:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 9/30/10
Investments in Securities—Assets
Mortgaged-Backed Securities	—	$141,445,906	$2,507,957	$143,953,863
Corporate Bonds & Notes:
Airlines	—	4,800,120	3,448,810	8,248,930
All Other	—	44,603,311	—	44,603,311
Asset-Backed Securities	—	7,919,665	906,873	8,826,538
Municipal Bonds & Notes	—	2,264,001	—	2,264,001
Common Stock	$30,080	—	—	30,080
U.S. Government Agency Securities	—	—	15,253	15,253
Warrants	—	—	7,235	7,235
Short-Term Investments:
Asset-Backed Securities	—	—	55,785	55,785
All Other	—	6,953,700	—	6,953,700

Total Investments in Securities—Assets	$30,080	$207,986,703	$6,941,913	$214,958,696

Other Financial Instruments*- Assets
Credit Contracts	—	$486,355	—	$486,355

Other Financial Instruments*- Liabilities
Credit Contracts	—	$(242,039)	—	$(242,039)

Total Investments	$30,080	$208,231,019	$6,941,913	$215,203,012

There were no significant transfers between Levels 1 and 2 during the nine months ended September 30, 2010.

*Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as swap agreements which are valued at the unrealized appreciation (depreciation) of the instrument.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended September 30, 2010, was as follows:

	Beginning Balance 12/31/09	Net Purchases(Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 9/30/10
Investments in Securities—Assets
Mortgaged-Backed Securities	$5,440,288	$617,111	$114,307	$376,434	$2,034,230	—	$(6,074,413)	$2,507,957
Corporate Bonds & Notes:
Airlines	3,298,685	(178,834)	14,242	11,193	303,524	—	—	3,448,810
Asset-Backed Securities	—	897,266	172	—	9,435	—	—	906,873
Common Stock	33,314	—	—	—	(3,234)	—	(30,080)	—
U.S. Government Agency Securities	40,161	(24,857)	(42)	(136)	127	—	—	15,253
Warrants	6,128	—	—	—	1,107	—	—	7,235
Short-Term Investments:
Asset-Backed Securities	58,579	—	5,241	—	(8,035)	—	—	55,785

Total Investments	$8,877,155	$1,310,686	$133,920	$387,491	$2,337,154	—	$(6,104,493)	$6,941,913

**	Transferred out of Level 3 into Level 1 or Level 2 because sufficient observable inputs were available.

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at September 30, 2010 was $633,186.

Item 2.	Controls and Procedures

(a)	The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits

(a)	Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PCM Fund, Inc.

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date:	November 23, 2010

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	November 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date:	November 23, 2010

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	November 23, 2010